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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2002


                             Vanguard Airlines, Inc.
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               (Exact name of Registrant as specified in charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              33-96884                                 48-1149290
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employee Identification No.)


              533 Mexico City Avenue
        Kansas City International Airport
                 Kansas City, MO                                    64153
     ----------------------------------------                    ----------
     (Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number, including area code: (



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          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

     On August 15, 2002, Vanguard Airlines, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that (a) on August 14, 2002, the Company filed a no action request with the Securities and Exchange Commission requesting permission to file, under cover of Current Reports on Form 8-K, copies of the Monthly Reports filed by the Company with the Bankruptcy Court and the U.S. Trustee's Office, in lieu of filing Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K while it is in reorganization proceedings under Chapter 11 of the United States Bankruptcy Code and (b) the Company would not be filing its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     99.1 Press release issued Thursday, August 15, 2002.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VANGUARD AIRLINES, INC.
                                        (Registrant)


Date: August 15, 2002                          /s/ David A. Rescino
                                               -----------------------------
                                        By:    David A. Rescino
                                        Title: Chief Financial Officer and
                                               Vice President - Finance